MetaStat, Inc.
Corporate Presentation

Winter 2015

MetaStat

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which are intended to be covered by the safe harbor created thereby. You can identify forward-looking statements by words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates," and similar expressions. Specifically, statements regarding MetaStat's future business, including any revenue projections, costs, earnings or other financial items, as well as statements relating to the objectives of management and other business plans, including anticipated new products and investments, are forward looking statements. These forward-looking statements are not guarantees of future performance but are rather based upon management's current expectations and assumptions as to future events that may not prove to be accurate. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: the demand for cancer diagnostics and therapeutics; the growth of the markets addressed by our products; the demand for and market acceptance of our products; our ability to successfully compete in the markets in which we do business; our ability to successfully address the cost structure of our products; the ability to develop and implement new technologies and to obtain protection for the related intellectual property; and our ability to realize financial and strategic benefits of past and future transactions. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting MetaStat's business generally. These risks and uncertainties, and others, that relate to MetaStat's business and financial condition are detailed from time to time in MetaStat's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date indicated, and MetaStat disclaims any obligation to update or revise the information contained in any forward-looking statements, whether as a result of new information, future events or otherwise.

MetaStat, Inc. Company Profile

Who we are:

- publicly-traded (OTCQB:MTST) pre-commercial molecular diagnostic and digital pathology company;
- Experienced Senior Management team and Board of Directors;
- SAB made up of leading experts and oncologists from Albert Einstein College of Medicine, Massachusetts Institute of Technology, M.D. Anderson Cancer Center, and Stanford University.

What we do:

- develop and commercialize novel proprietary diagnostic cancer tests;
- provide Oncologists and patients with actionable information regarding the metastatic potential of a patient's tumor.

Why are our tests significant:

- actionable cancer diagnostics are necessary for developing personalized cancer therapeutics;
- our tests provide physicians and patients with information to guide life-changing treatment decisions;
- can determine the utility of chemotherapy or surgical options for the treatment of newly-diagnosed malignancies.

What makes us different:

- superior test based on the intrinsic properties of the tumor and extrinsic effects of the tumor microenvironment;
- Our approach is based translating a unique proprietary understanding of tumor biology in mechanism-based tests – distinct from the nearly identical approach of the competition.

Investment Highlights

Our Central Discovery - Diagnostic Platform using Epigenetic Markers to Predict the Risk of Distant Metastasis

- Epigenetic understanding of the complexity of the metastatic process;
- This complexity highlights the need for mechanism-based diagnostics;
- Mena protein isoforms are key regulators of the pathway that drives systemic metastasis for most solid tumors.

Large Addressable Market with Significant Growth Opportunity

- $627 million[1] addressable market segment[1] of the $7.5 billion molecular diagnostic market (MolDx);
- 4 largest cancer indications with over 826,710 news cases[2] per year in the U.S. alone.

Near-term Breast Cancer Commercialization Opportunity (Q1'16)

- Commercialization based on CLIA and GLP certification;
- IHC and Immunofluorescence-based tests with existing CPT codes (88361);
- Low COGS with attractive margins.

Experienced Management Team, Board of Directors, and Scientific/Clinical Advisors

- Management team with experience from Amgen, HistoRx, Pfizer, Roche Diagnostics, Roche Molecular Systems;
- Advisors from Massachusetts Institute of Technology, Albert Einstein College of Medicine, MD Anderson Cancer Center, Stanford University, and Montefiore Medical Center.

[1] Management estimates of current market opportunity are based on market size, penetration rates, and average reimbursement
[2] 2014 Incidence by indication, National Cancer Institute

Recent Developments & Company Highlights

1) **Core technology patents issued (late 2013 and 2014)**
2) **Assembled experienced development and commercialization team (Q1-Q2'14)**
   - New senior management and Directors, added key opinion leaders to SAB.
3) **Closed $5.7 million financing and note conversion (July 2014)**
   - Eliminated debt and cleaned-up the balance sheet.
4) **Peer-reviewed results from pivotal clinical study of 481 patients with early stage breast cancer using MetaSite *Breast*™ (August 2014)**
   - Tumor Microenvironment of Metastasis and Risk of Distant Metastasis of Breast Cancer, Rohan *et al*. (481 breast cancer patient trial), *JNCI August 2014;*
   - Seeds and Soil: Unraveling the Role of Local Tumor Stroma in Distant Metastasis, Duda *et al*. (Editorial); *JNCI, August 2014.*
5) **Established company R&D laboratories and site for CLIA laboratory (Sept. 2014)**
   - Opened new head office and laboratory facility in Boston, MA.
   - Transferred MetaSite *Breast*™ assay to company laboratories.
6) **Additional confirmatory evidence of MenaCalc applicability to all epithelial cancers (Oct. 2014)**
   - MenaCalc Breast: 406 patients study at University of Toronto
   - MenaCalc Lung: 201 patients study conducted by MetaStat
   - Manuscripts submitted for publication
7) **Pure-play development-stage diagnostic company (Nov. 2014)**
   - Divestiture of non-core therapeutic assets executed in November.
8) **Completed first round of $3.5 million private placement (Dec. 2014)**

2015 Company Milestone Guidance

Assay Method Development and Analytical Validation

- Assay development & analytical validation – 1H'/2015

Clinical Development Program

- Initiation of Kaiser Cohort Validation study – 1H'15
- Initiation of ECOG 2197 Cohort study – 1H'15
- Initiation of chemo-predictive study – 2H'15

CLIA Lab Development & Certification – 2H/2015

Clinical Validation

- Top line Results Kaiser Cohort Confirmatory & Validation Study – 2H'15
- Second Study Testing & Analysis – 2H'15
- Third Study Testing & Analysis – 2H'15

San Antonio Breast Cancer Symposium – Dec '15

- Present clinical data
- 2016 ASCO Annual Meeting data submission

Market Opportunity: Breast Cancer Diagnostics

ASCO & NCCN recommend breast cancer diagnostic testing for all patients*

However, the current genomic tests on the market (est. to be $250-$275 million) have limited applicability;

- Inherent problems with tests based on bio-statistically derived algorithms;
- Not applicable to all molecular sub-types of breast cancer;
- Actionable information from tests available to only 20% of the 232,670 newly diagnosed annual breast cancer patients.

~ 80% of all patients have neither an applicable diagnostic test nor an actionable one

MetaStat's diagnostic tests have the potential to provide applicable and actionable information for majority of all newly diagnosed breast cancer patients

*Genomic Health Oncotype DX

A $627 million annual market opportunity for MetaStat's diagnostic products in the U.S.

Product	Number of new cases per year	Addressable Market , %	Potential cases per year	Market Size ($ mm)
Mena - *Breast*	232,670	80	186,136	$271
MenaCalc - *Lung*	224,201	51	114,347	$107
MenaCalc - *Prostate*	233,300	90	209,970	$196
MenaCalc - *CRC*	136,830	36	49,259	$53
Total	**826,710**	**>67.7**	**559,712**	**$627**

Source: MetaStat management estimates based on average reimbursement rates and estimated private public payer mix for MetaSite and MenaCalc.

MetaStat

The Metastatic Cancer Problem

MEDICAL FACT #1:

Systemic metastasis is responsible for 90% of solid tumor cancer related deaths

MEDICAL FACT #2:

Only 30-35% of breast cancer epithelial-based solid tumors *are biologically capable of metastatic spread* (depending upon the tumor micro-environment and the expression of Mena isoforms); (15% of prostate cancers)

MEDICAL FACT #3:

75-80% of all cancer patients are treated with aggressive approaches that could be eliminated or modified if the true biological nature (metastatic potential) of tumors could be identified;

BOTTOM LINE: NEW CANCER DIAGNOSTICS ARE NEEDED:

- *To identify those tumors with aggressive and less aggressive properties;*
- *Enable physicians to individually tailor treatment regiments.*

The MetaStat Solution: Superior Diagnostics with Actionable Information

MetaStat's products have the potential to:	• Minimize treatment for patients with low-risk indolent tumors; • Maximally treat patients with aggressive tumors; • Facilitate personalized and targeted cancer therapy; • Benefit both patients and the healthcare system.
MetaStat is poised for rapid commercialization	• Near-term revenue potential from breast cancer diagnostic products with an already established market exceeding $250-280 million/year[1] in the US alone; • Reimbursement environment is favorable for tests employing our technology; • Diagnostic products for other epithelial cancers can be rapidly and inexpensively brought to market; • Portfolio has strong patent protection; • Experienced operational and clinical team has been assembled.

[1] 2015 full year sales estimate based on Genomic Health's breast cancer sales for the 9 months ended September 30, 2014.

Diagnostic Product Portfolio

MetaStat is developing a platform with multiple diagnostic applications

PRODUCT	PRODUCT TYPE	CANCER TYPE	DESCRIPTION
MetaSite *Breast*™ **Immunohistochemistry test**	Diagnostics	Breast	A diagnostic that predicts the probability of metastasis based on the density of "MetaSites"
MenaCalc™ **Quantitative Immunofluorescence test**	Diagnostic Platform	Breast Lung Prostate Colorectal	A diagnostic platform that predicts metastasis based on the relative levels of Mena protein isoforms in a tumor sample or needle biopsy

MetaStat

MetaSite and MenaCalc will easily fit into existing clinical workflow with a 3-5 Day turn-around time


Current Workflow
Presents Suspicious Lesion
Lesion Biopsied or Excised
Tissue Sample Sent
Patient
Physician
Pathology Lab
• Cross-sectioning
• Staining
• Storage
Provides Treatment
Treatment Options & Metastatic Workup
Diagnostic Report: *Malignant* or *Benign*
Workflow with MetaSite and MenaCalc
Presents Suspicious Lesion
Lesion Biopsied or Excised
Tissue Sample Sent
Patient
Physician
Pathology Lab
• Cross-sectioning
• Staining
• Storage
Provides Treatment
Treatment Options & Metastatic Workup
Diagnostic Report: *Malignant* or *Benign*
2 non-stained slides
MetaStat CLIA Lab
• MetaSite
• MenaCalc
• Automated analysis
Diagnostic Report: *Metastatic Score & Risk Profile*

Competitive Landscape

Product	Company	MOA	Assay	Patient Population	Approval Launch	Number Tests 2013	Average Selling Price	Revenue
Oncotype DX®	Genomic Health	21 gene panel	RT-PCR (mRNA expression)	ER+ HER2-	CLIA 2004	85,500	$4,175 ASP ~$3,500	$262M
MammaPrint®	Agendia	70 gene panel	Microarray (mRNA expression)	HR+/- HER2-	510(K) 2007	N/A	e$4,000±200	N/A
Prosigna®	Nanostring	50 gene panel	Platform (mRNA expression)	ER+ HER2-	510(K) 9/2013	~100	$2,080 ASP $1,500 - $2,000	$181K
IHC4	Novartis (Genoptix)	ER, PR, HER2, Ki-67	Combined IHC	ER+ HER2-	CLIA	N/A	N/A	N/A
MetaSite *Breast*™	MetaStat	Metasite density	Triple IHC	ER+ HER2-	CLIA e2016	-	-	-
MenaCalc™	MetaStat	PanMena - Mena11a	Quantitative Immuno-fluorescence	HR+/- HER2-/+	CLIA e2016	-	-	-

Experienced senior management team with deep understanding of the clinical, scientific, and business aspects of oncology

Management Team		
Name	**Title**	**Experience**
Oscar Bronsther, M.D.	*Chief Executive Officer and Chief Medical Officer; Director*	• Diplomat, American Board of Surgery • Clinical Professor of Surgery, George Washington University • Former Chairman, Section of General Surgery, Inova Fairfax Hospital • Former Chairman of the Board of Kaiser Permanente National Transplant Network • Author of 63 peer-reviewed publications, 7 books and book chapters, and has participated in over 30 invited lectures.
Heiner Dreismann, Ph.D.	*Diagnostic Consultant (Head of Diagnostics)*	• Former President and CEO of Roche Molecular Systems, Head of Global Business Development for Roche Diagnostics and Member of Roche Global Diagnostic Executive Committee • Serves on the boards of a number of med-tech companies
Douglas Hamilton B.S., MBA	*Chief Financial Officer*	• CFO of SEA Medical Systems, Javelin Pharmaceuticals, and PolarX Biopharmaceuticals; • Over 25 years of experience with the development and commercialization of life-sciences products at Amgen, Pfizer, GE Life Sciences (Pharmacia Biotech), Sanofi Pasteur (Connaught Laboratories). • Partner, New Biology Ventures, LLC; member of Life Science Angels; member of the Association of Bioscience Financial Officers
Wendy Davis, MBA	*Chief Commercial Officer*	• Vice President at HistoRx, Inc. acquired by Novartis • Over 20 years of experience in the commercialization of novel biotechnology products including cancer diagnostics • Registered US Patent Agent
Mark Gustavson Ph.D.	*Vice President, Diagnostics*	• Director Operations, Biomarker Assay & Platform Development, HistoRx, Inc. • Over 9 years of experience in translational and clinical biomarker research and diagnostics development • Ph.D. Cancer Biology, Vanderbilt University • Over 20 peer reviewed publications and inventor on 5 patents

Board of Directors with significant business, capital markets and commercial experience

Board of Directors		
Name	**Title**	**Experience**
Oscar Bronsther, M.D.	*Chief Executive Officer and Chief Medical Officer; Director*	• Diplomat, American Board of Surgery • Clinical Professor of Surgery, George Washington University • Former Chairman, Section of General Surgery, Inova Fairfax Hospital • Former Chairman of the Board of Kaiser Permanente National Transplant Network
David N. Siegel, B.S., MBA	*Director*	• President and CEO of Frontier Airlines • Former President and CEO of XOJET, a TPG Capital funded private aviation company • Former President, CEO and Director of US Airways Group, Inc. • Former Chairman and CEO of Avis Rent A Car System, Inc. a subsidiary of Cendant Corp.
Richard J. Berman, B.S., MBA	*Director*	• Over 35 year of venture capital, senior management and M&A experience • Current Director of Advaxis, Inc.; Neostem, Inc.; and Lustros, Inc. • Former Chairman and CEO of NexMed, Inc. • Formerly Goldman Sachs; and SVP of Bankers Trust Company • Past Director of the Stern School of Business at NYU
H. Philip Goodeve, B.Com., MBA	*Director*	• Over 25 years of global capital markets and corporate finance experience • Current Board member of Integral Securities in Canada • Former CFO of FINCA International, Inc. • Former Global Co-Head of Financial Services Investment Banking for CIBC Capital Markets
David M. Epstein, Ph.D.	*Director*	• Director of the Centre for Technology & Development, Associate Professor Cancer and Stem Cell Biology, Associate Dean of Research at Duke-NUS Graduate Medical School in Singapore • Former SVP and CSO at OSI Pharmaceuticals (now a division of Astellas Pharma US)
Johan M. (Thijs) Spoor	*Director*	• President, CEO and Director of FluoroPharma Medical, Inc. • Former Director of New Product Opportunities for Amersham/ GE Healthcare

Leading Scientific and Clinical Advisory Board Members

Scientific and Clinical Advisory Board - Diagnostics	
Name	**Institutional Affiliation**
John S. Condeelis, Ph.D.	• **Albert Einstein College of Medicine** ▪ The Judith and Burton P. Resnick Chair in Translational Research ▪ Professor and Co-Chair of Anatomy and Structural Biology ▪ Co-Director of the Gruss Lipper Biophotonics Center; and Co-Director, Integrated Imaging Program ▪ Director of the Tumor Microenvironment and Metastasis Program
Frank Gertler, Ph.D.	• **Massachusetts Institute of Technology** ▪ Professor of Biology, **Koch Institute for Integrated Cancer Research** ▪ Faculty Supervisor, **Koch Institute Microscopy Facility** and **Koch Institute Intravital Animal Imaging Facility** ▪ Member, **Ludwig Center for Molecular Oncology** • Editorial Board Member, ***Journal of Cell Biology***
Gabriel N. Hortobagyi, M.D., FACP	• Professor of medicine; Nellie B. Connally Chair in Breast Cancer, Department of Breast Medical Oncology, Division of Cancer Medicine, **The University of Texas MD Anderson Cancer Center** • Member of the **National Academies of Science** of Argentina, Hungry and Mexico • Former President of **American Society of Clinical Oncology (ASCO)** • Numerous worldwide honors and over 900 articles published in scientific journals
George W. Sledge Jr., M.D.	• Professor and Chief of Medical Oncology, **Stanford University** • Editor-in-Chief of **Clinical Breast Cancer** • Former President of **American Society of Clinical Oncology (ASCO)** • Former Chair of the **Eastern Cooperative Oncology Group (ECOG)** Breast Cancer Committee • Recipient of numerous awards and over 290 scientific articles spanning both the laboratory and clinic
Joseph Sparano, M.D.	• Professor of Medicine and Obstetrics, Gynecology, and Women's Health, **Albert Einstein College of Medicine** • Associate Chairman of the Department of Oncology at **Montefiore Medical Center** • Associate Chair for Disease-Oriented Research at **ECOG** • Chair of the **ECOG** Breast Cancer Committee
Joan Jones, M.D.	• Professor of Pathology, Anatomy & Structural Biology, Epidemiology and Population Health, **Albert Einstein College of Medicine** • Past President of the **Leo M. Davidoff Society** and the **New York Pathological Society**
Thomas E. Rohan, M.D., Ph.D.	• Professor and Chair of the Department of Epidemiology and Population Health, **Albert Einstein College of Medicine** • Associate Director for Population Sciences in the **Albert Einstein Cancer Center**

Reimbursement

Reimbursement	• MetaSite *Breast* and MenaCalc diagnostic tests are eligible for 3rd party reimbursement under already established medical billing codes ▪ **CPT Code 88361**: Morphometric analysis, tumor immunohistochemistry, quantitative or semi-quantitative, each antibody; using computer-assisted technology • MetaStat can submit under the miscellaneous CPT procedure code. Claims are subject to manual review and are paid by local State Medicare carrier. • MetaStat can apply for unique CPT codes under the MAAA subsection of the AMA CPT codes for these tests once they are on the market which could provide for higher reimbursement rates. • U.S. healthcare trends are moving in the direction of value based pricing instead of fee for service. This could provide further pricing benefits for our tests.

Regulatory Pathway

Two Pathways to Market

- Lab Derived Test (LDT) regulated under CLIA (Clinical Laboratory Improvement Amendments);
- In vitro Diagnostic (IVD) regulated by FDA, 510(K) submission and approval.

Preferred Approach is to Offer LDT from Central Laboratory

- Faster to market, less costly, shorter turn-around, and least burdensome.

Changing Regulatory Landscape

- FDA notified Congress of intent to regulate LDTs in July, 2014;
- Resistance from industry and FDA timeline for implementation suggest impact likely to be delayed.

MetaStat's Risk Management Strategy

- Diagnostic products will be developed to world-wide quality and regulatory standard;
- Clinical data required to drive rapid market adoption and payer reimbursement will likely be sufficient for a 510(K) submission, if and when required.

MetaStat has Strong IP Positions

Broad Intellectual Property Position;

- 12 patents filed;
- 3 US core patents issued LOE - 2030
  - ✓ 8,642,277 – 02/04/2014
  - ✓ 8,603,738 – 12/10/2013
  - ✓ 8,298,756 – 10/30/2013

Amster, Rothstein, and Ebenstein, LLP & Morgan, Lewis, and Bockius, LLP Oversee our Patent Portfolio;

- Freedom to Operate.

MetaStat Retains World-wide Rights to Develop and Commercialize Molecular Diagnostics and Companion Diagnostics.

Compelling Story: Positive Press Coverage

Boston

Boston Company To Introduce New Breast Cancer Diagnosis Tool

Reps for MetaStat say that the technology will be able to predict if breast cancer will spread.

ddn DRUG DISCOVERY

Removing the 'sword of Damocles'

MetaSite Breast diagnostic test aims to remove threat hanging over heads of most breast cancer patients

Medical Device Daily

NewCo on the Go: MetaStat's summer: new financing, spin-off, and positive study results

medGadget

Predicting Metastasis at MetaStat: Interview with CEO Dr. Oscar Bronsther

BOSTON BUSINESS JOURNAL

Biotech offers way to diagnose cancer patients based on the likelihood of the disease spreading

MedCity News

Diagnostics company uses epigenetics principles to develop metastatic breast cancer test

Back-up Slides

Comparable Company Analysis MC/Rev Model

Comparable Diagnostic Companies

- Average market cap $467M, range ($12M-$2,995M);
- Average market cap/revenue 20.3 ($25.2 rev<$50M), range (1.7-90.7);
- Each market share point is worth $2.7M or $68M in market cap.

Company	Ticker	Stock Price 10/31/14	Shares Out. (000,000's)	Market Cap ($000,000's)	Cash ($000,000's)	Debt ($000,000)	Enterprise Value ($000,000)	Revenue ($000,000) (FY 2013)	Revenue ($000,000) (mrq)	EV/Rev (FY 2013)	EV/Rev (mrq) Annualized	MC/Rev (2013)
Myriad Genetics Inc.	MYGN	$ 39.49	74.82	**2,965**	85.8	-	2,869.0	745.9	182.9	3.8x	3.9x	4.0x
Genomic Health Inc.	GHDX	$ 36.34	31.24	**1,135**	28.2	-	1,107.1	261.6	67.0	4.2x	4.1x	4.3x
Luminex Corporation	LMNX	$ 19.00	42.52	**808**	77.4	5.0	735.6	219.5	56.6	3.4x	3.3x	3.7x
Foundation Medicine, Inc.	FMI	$ 25.88	28.19	**730**	110.3	101.9	721.2	29.0	11.5	24.9x	15.7x	25.2x
OraSure Technologies	OSUR	$ 8.95	55.84	**500**	84.2	-	415.6	89.4	23.5	4.6x	4.4x	5.6x
Crescendo Biosciences	N/A	N/A	N/A	**270**	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Verastem, Inc.	VSTM	$ 8.86	25.84	**229**	106.6	-	122.3	-	-	N/A	N/A	N/A
NeoGenomics Inc.	NEO	$ 4.38	49.68	**218**	5.4	11.9	224.1	66.5	18.2	3.4x	3.1x	3.3x
NanoString	NSTG	$ 10.65	18.20	**194**	67.5	20.8	147.1	31.4	42.1	4.7x	0.9x	6.2x
Veracyte	VCYT	$ 8.07	22.51	**182**	44.0	5.0	142.7	21.9	32.8	6.5x	1.1x	8.3x
Epigenomics AG	EPGNF	$ 5.85	13.51	**79**	4.9	2.8	76.9	2.2	0.4	35.8x	50.5x	36.8x
Cancer Genetics, Inc.	CGIX	$ 6.67	9.28	**62**	41.3	6.0	26.6	6.6	1.4	4.0x	4.7x	9.4x
Pancia Global	PANG	$ 0.36	106.76	**38**	0.2	0.5	38.8	-	-	N/A	N/A	N/A
Response Genetics	RGDX	$ 0.85	38.73	**33**	11.1	0.8	22.7	19.8	3.9	1.1x	1.5x	1.7x
Atossa Genetics, Inc.	ATOS	$ 1.09	24.56	**27**	11.4	-	15.4	0.4	0.1	37.6x	45.3x	65.4x
Biocept Dx	BIOC	$ 2.73	4.45	**12**	12.5	4.7	4.4	0.1	0.1	32.8x	11.2x	90.7x
Genome Dx	Private	N/A	N/A	N/A	N/A	N/A	N/A	$ -	$ -	N/A	N/A	N/A
High				2,965	110	102	2,869	746	183	37.6	50.5	90.7
Low				12	0.2	-	4.4	-	-	1.1	0.9	1.7
Mean			109	467	46	11	445	100	29	12.8	11.5	20.3

[1] Management estimates of current market opportunity are based on market size, penetration rates, and average reimbursement

[2] 2014 Incidence by indication, National Cancer Institute

MetaStat

Initial Market Opportunity – $271 million

Total Breast Cancer Market 2014E
232,670 patients[2]
$338 million

→

Addressable Patient Population
186,136 patients
$271 million

→

All Other Subtypes
~74,454 patients
$108 million

↓

ER+/HER2- Patient Subpopulation
~111,682 patients
$163 million

↓


Dx Test - with High/Low Risk Result
(Actionable Outcome)
~40,205 patients
$59 million
Dx Test with Intermediate Risk Result
(No Actionable Outcome)
~26,804 patients
$39 million
No Dx Test
~44,673 patients
$65 million

One share point of the addressable market is worth $2.7 million based on estimated average reimbursement rate per test[1].

Market penetration can come from any of the following segments:

- **Unaddressed segments - Other Subtypes (HER2+, ER-/HER2-), no Dx test (ER+/HER2-);**
- **Inadequately addressed segments - Dx test with result leading to no actionable outcome;**
- **Competitive segment – Dx test with result leading to actionable outcome.**

[1] Management estimates of current market opportunity are based on market size, penetration rates, and average reimbursement
[2] 2014 Incidence by indication, National Cancer Institute

MetaStat

Diagnostic Tests Across the "Patient Journey"


ER/PR hormone status
HER2 analysis
Test for BRCA1, BRCA2, PALB2 gene mutations
BRACAnalysis CDx (Myriad Genetics)
Epigenetic metastic risk determination
MetaSite Breast, MenaCalc (MetaStat)
Gene panel-based risk of recurrence
Oncotype Dx (Genomic Health)
MammaPrint® (Agendia)
Prosignia® (Nanostring)
Endopredict® (Myriad)
CBE, Imaging (Mammography MRI, Ultrasound, etc.)
Full genetic sequencing of tumor
FoundationOne (Foundation Medicine)
Genetic Risk
Screening
Confirmatory
Biopsy
Staging
Prognosis
Predictive Therapy Selection
Recurrence Detection
Long term Follow-up
Prior to symptoms on patients with family history. Identification of high risk patients.
Prior to symptoms on patients with high probability of having cancer.
Following screening. Greater specificity and higher price, smaller population.
Prior to surgery. Definitive cancer diagnosis. symptoms on patients with high probability of having cancer.
H&E pathology on tumor tissue; status of lymph nodes.
Following surgery to determine risk of recurrence and potential benefit of adjuvant chemo-therapy.
Following surgery to help select the best treatment and dose based on nature of tumor and patient.
Following initiation of treatment to determine patient response to treatment and/or recurrence of disease.
Following treatment to monitor patient for recurrence of disease.

* Source: Easton Associates PMWC 2011, internal company market research data

MetaStat

Metastatic Cancer Cell Opening the Blood Vessel Wall

Metastatic cancer cell escape



The MetaSite: Capturing the Tumor MicroEnvironment

The Window or Portal Where Systemic Metastasis Takes Place:

Three cells in apposition

- **Red** Metastatic Cell (Mena +) – *Pan-Mena MAB*
- **Blue** Endothelial Cell – *CD31 MAB*
- **Brown** Macrophage – *CD68 MAB*



Triple Immunohistochemical Stain

MetaStat

Encouraging Clinical Validation Studies

MetaSite *Breast*	• 3 positive clinical studies consisting of a total of 585 patients; • 481 patient study published in *Journal of the National Cancer Institute**; • Highly prognostic for ER+, HER2- (~60% of all breast cancer patients); • Smaller intermediate risk group (27%) than Oncotype (45%).
MenaCalc *Breast*	• 2 positive clinical studies consisting of a total of 1,203 patients; • 406 in an independent study conducted at the University of Toronto (published abstract - manuscript submitted for publication); • 797 patients in a Yale study published in *Breast Cancer Research***; • Prognostic for most molecular sub-types of women with newly diagnosed breast cancer.
MenaCalc *Lung*	• 1 positive clinical study consisting of a total of 201 patients; • Higher levels of MenaCalc were associated with decreased 5 year disease-specific survival in all lung cancer patients (p=0.08); • Higher levels were significantly associated with decreased survival when either corrected for histologic sub-type or the squamous only population (p=0.04).

* Rohan *et al.* "Tumor microenvironment of Metastasis and Risk of Distant Metastasis of Breast Cancer. ***Journal of the National Cancer Institute***. August 2014.
** Agarwal *et al.* Quantitative assessment of invasive mena isoforms (Menacalc) as an independent prognostic marker in breast cancer. ***Breast Cancer Research***. 2012.

MetaStat

Significance of Clinical Studies

Toronto study designed to determine if MenaCalc can be used as independent prognostic marker for axillary node negative patients regardless of molecular sub-type.

Higher MenaCalc was associated with decreased overall survival in both uni-variate ($p=0.024$) and multi-variate ($p=0.029$) analysis.

Decreased overall survival was preserved when the multi-variate model was applied to a subset of the patient population which did not receive hormonal or chemo therapy.

MenaCalc can be used for binary analysis (High Risk-Low Risk) and eliminate the Intermediate Risk group.